Revised  5/18/00






                            HUNTINGTON EXECUTIVE PARK

                          16052 - 16168 BEACH BOULEVARD
                       HUNTINGTON BEACH, CALIFORNIA  92647








                                      LEASE





                                    LANDLORD

                            HUNTINGTON EXECUTIVE PARK
                        A CALIFORNIA LIMITED PARTNERSHIP






                                     TENANT


                         CHICAGO PIZZA & BREWERY, INC.,
                            A CALIFORNIA CORPORATION






                                    PREMISES


                               16162 BEACH BOULEVARD
                                   SUITE  100
                          HUNTINGTON BEACH,  CA  92647





                                  DATE OF LEASE



                                 AUGUST 22, 2000

                                     ------
                                TABLE OF CONTENTS
                                -----------------
                                                       Page
                                                       ----
 1.     Preamble                                             1
 2.     Leased Premises and Term                                   1
 3.     Construction on Premises                                   1
 4.     Rent on Premises                                        2

 5.     Taxes and Operating Costs                                   2
 6.     Use                                                  2
 7.     Utilities                                                  3
 8.     Assignment                                             3
 9.     Conditions of Premises and Repairs                              3
10.     Security Bond                                             3
11.     Automobile Parking                                        3
12.     Non-Liability of Landlord                                   4
13.     Alterations and Liens                                        4
14.     Rights of Landlord                                        4
15.     Signs                                                  4
16.     Indemnification                                             4
17.     Insurance                                             5
18.     Estoppel Certificate                                        5
19.     Compliance With Laws and Rules                              5
20.     Destruction                                             5
21.     Condemnation                                             5
22.     Involuntary Termination                                        6
23.     Default                                                  6
24.     Attorney Fee                                             6
25.     Holding Over                                             7
26.     Building Rules                                             7
27.     Representation                                             7
28.     Injunction                                             7
29.     Self-Help                                             7
30.     Waiver                                                  7
31.     Relocation of Premises                                        7
32.     Notice                                                  7
33.     Subordination                                             8
34.     Late Charges                                             8
35.     Miscellaneous                                             8
Exhibit A -     Location of Premises
Exhibit B -     Floor Plan
Exhibit C  -     Memorandum of Lease Commencement Date
Exhibit  D  -     Rules  and  Regulations  of  the Park Referred to Herein Which
Constitute  a  Part  of  This  Lease

PREAMBLE          1.     THIS  LEASE, made and executed this 22nd day of August,
2000  between  HUNTINGTON  EXECUTIVE  PARK,  A  CALIFORNIA  LIMITED PARTNERSHIP,
  --
hereinafter  designated  as  Landlord,  and,  CHICAGO  PIZZA  & BREWERY, INC., A
  --
CALIFORNIA  Corporation,  hereinafter  designated  as  Tenant.
  --

               That for and in consideration of the covenants hereinafter mentioned, the Landlord leases to the Tenant and the Tenant hereby leases from the Landlord, the Premises shown and designated in Exhibit "A", attached hereto and made a part hereof, and located in HUNTINGTON EXECUTIVE PARK (The Park) in the City of Huntington Beach, Orange County, California.

LEASED  PREMISES
AND  TERM          2.     The  Premises  shall be used by said Tenant as and for
                              Corporate  Office
                              -----------------
 and  for  no  other  purpose.  This  Lease shall be for a term beginning on the
Commencement  Date,  as hereinafter defined, and ending    Five (5)      year(s)
                                                        -----------
from  the  day  prior  to  the  Commencement  Date.

                    The Commencement Date shall be the earlier of the following:
(i)The date which is five (10) days after Landlord gives Tenant written notice that the work, as set forth in detail in Exhibit "B" and Addendum #1, attached hereto and made a part hereof, is substantially completed, pursuant to the plans and specifications described in Exhibit "B" and Addendum #1 and the Premises are ready for occupancy by Tenant, or (ii) The date on which Tenant occupies the Premises. Promptly after the occurrence of the Commencement Date, Landlord and Tenant shall execute and deliver an amendment to this Lease in the form attached hereto as Exhibit "C" documenting the Commencement Date, term and expiration date of the Lease.

                    In the event that Tenant shall cause any delay in the completion of the work, as set forth in Exhibit "B" and Addendum #1, the Commencement Date shall be the date the Premises would have been completed except for such delay.

                    Subject to delay occasioned beyond the control of Landlord, it shall use reasonable speed and diligence to cause the work, as set forth in Exhibit "B" and Addendum #1, to be completed by October 1, 2000; provided,
                                                      ---------    --
however, that failure to complete same by such date shall not affect the terms, validity and commencement of this Lease and Landlord shall have no liability to Tenant because thereof.

               Said  Premises  shall  consist  of     Five Thousand Four Hundred
                                                      --------------------------
Forty-Seven                (     5,447     )  square  feet  of  Office  Area, as
   --------                      -----
hereinafter  defined,   Six Thousand Three Hundred Nineteen          (     6,319
   -                  -------------------------------------                -----
)  square  feet of Rentable Area as hereinafter defined and   Five Thousand Nine
                                                            --------------------
Hundred  Ninety-Two     (     5,992     ) square feet of Modified Rentable Area,
 ------------------           -----
as  hereinafter  defined.

                    (a) Office Area. That area computed by measuring to the center of the exterior glass panels, to the center of the corridor or other permanent partitions, and to the center of partitions that separate the Premises from other adjoining Office Area.

                    (b) Rentable Area. That area which shall include the Premises' Office Area, and the proportionate share of areas used in common with other tenants.

          (c)     Modified  Rentable  Area.  That  area used for the purposes of
calculating  rent  by                    adding  ten  percent  (10%) common area
factor  to  the  Office  Area.

CONSTRUCTION
ON  PREMISES               3.     The  obligations  of  Landlord  and  Tenant to
perform the work and supply the materials necessary to prepare the Premises for occupancy are set forth in detail in Exhibit "B" and Addendum #1. Landlord shall expend all funds and do all acts required of it as set forth in Exhibit "B" and Addendum #1, and shall have the work performed promptly and diligently in a first class workmanlike manner. Tenant, at Tenant's expense, shall do all acts required of it in Exhibit "B" and Addendum #1 , and shall perform diligently all acts required of Tenant in a first class workmanlike manner. Full payment for Tenant's share of improvement costs shall be made to Landlord prior to Tenant's occupancy of the Premises. Landlord shall have the sole right to initiate and to provide all work to be performed pursuant to Exhibit "B" and Addendum #1 prior to the delivery of the Premises to Tenant. Landlord shall have the right to designate the time period when any work required of Tenant is to be performed, subject to not unduly delaying the completion of any such work by Tenant.

                         Tenant,  within ten (10) days after written notice from
Landlord, shall deliver to Landlord all information deemed necessary by Landlord for the preparation of drawings and specifications for the performance of the work described in Exhibit "B" and Addendum #1. After receipt of said information, Landlord, at Landlord's expense, shall have prepared preliminary drawings and specifications for said work. Upon completion thereof, Landlord shall deliver said preliminary drawings and specifications to Tenant for Tenant's approval. Tenant shall have ten (10) days to approve said preliminary drawings and specifications in writing, which approval shall not be unreasonably withheld. Upon the approval of said preliminary drawings and specifications, Landlord, at Landlord's expense, shall have prepared final drawings and specifications, which shall be delivered to Tenant for approval on the same terms and conditions set forth above relating to the preliminary drawings and specifications. Upon approval of said final drawings and specifications, Landlord shall cause the work required to be initiated within a reasonable time thereafter, and Landlord and Tenant, as the case may be shall prosecute and complete the work required of them with reasonable diligence, subject, however, to delays from causes beyond the control of either of them.

                         All improvements made to the Premises by Landlord shall
belong to Landlord and improvements by Tenant shall be subject to the same provisions as set forth in the Article entitled Alterations and Liens.
     (SEE  PARAGRAPH  1  OF  ADDENDUM  #1  TO  THE  LEASE.)
RENT                    4.     The  Tenant agrees to pay to the Landlord as rent
for  said leased Premises the total sum of Five Hundred Forty-Two Thousand Eight
                                           -------------------------------------
Hundred  Fifty-Six  and  00/100($ 542,856), in monthly installments of     Eight
-------------------------------  --------                                  -----
Thousand  Six Hundred Eighty-Eight and 00/100      ($ 8,688.00) each installment
---------------------------------------------        ---------
payable  in  advance  on the first day of each and every calendar month, without notice, during the term hereof. In the event the Commencement Date of this Lease is other than the first day of a calendar month, then the first installment shall be adjusted accordingly and each subsequent payment shall be made on the first day of the calendar month.
     Concurrent  with  the  execution  of this Lease, Tenant shall pay     Eight
                                                                           -----
Thousand  Six     Hundred  Eighty-Eight  and 00/100 ($ 8,688.00), which shall be
   ----------     ---------------------------------  ----------
credited  against  the  first  full  month's  rent.

TAXES  AND
OPERATING  EXPENSES     5.     Commencing  with  the  calendar year 2001, Tenant
                                                                      --
shall pay, as additional rent, a pro-rata portion of any increases in taxes and operating costs of the building over and above taxes and operating costs in existence in the year 2000 (the "Base Year"). Tenant's pro-rata portion shall
                          --
be   5.50  %  resulting from dividing the number of square feet of Rentable Area
   ---------
of  the  Premises  [which  is Six Thousand Three Hundred Nineteen(6,319 ) square
                              ----------------------------------- -------
feet], by the number of square feet of Rentable Area of the total office area for The Park (which is 114,841 square feet). "Comparison Year" shall mean any calendar year during the term of the Lease following the Base Year. If the Lease terminates on a date other than the end of a calendar year, then such year shall also be treated as a Comparison Year except that any amount required to be paid pursuant to this paragraph 5 for such Comparison Year shall be prorated based on the number of days during such calendar year that Tenant occupies the Premises. Building taxes shall include, but are not limited to, any city, county and special district real estate taxes. Building and operating costs shall include but are not limited to, the costs Landlord incurred for all utilities, fuel, building supplies, janitorial service, security services, normal maintenance and repairs of buildings, parking areas, lake areas and landscaped areas, wages of employees who work customarily in and about the buildings and whose duties are connected with its operation, maintenance or repairs (including social security taxes, unemployment insurance costs, disability benefits, the cost of pension, hospitalization and retirement plans), costs of hazard insurance maintained by the Landlord and assessments payable by the Landlord and allocable to the buildings. Operating costs shall be adjusted to reflect a 90% occupancy of the buildings during any period in which the buildings are not at least 90% occupied.

                         Commencing  with  the  initial Comparison Year and each
Comparison Year thereafter, Tenant shall pay as additional rent, a prorata share of any increases in taxes and expenses of the building over and above taxes and expenses in existence the previous year. Within ninety (90) days after each annual period, or within a reasonable time thereafter, Landlord shall furnish to Tenant written notice, together with reasonable evidence indicating the increase or decrease of taxes and/or operating costs, and Tenant's pro-rata proportion. In the case of a decrease no adjustment will be made. In the event any such written notice is furnished to Tenant showing an increase in the rent payable hereunder for any annual period, Tenant shall pay to Landlord, within thirty
(30) days after such notice is furnished to Tenant, an amount equal to Tenant's share of such increase for the annual period for which the increase is effective, plus an amount equal to one twelfth (1/12th) of such increase multiplied by the number of rent payment dates then elapsed during the then current annual period. Thereafter, until a new statement is furnished, the monthly rent payable by Tenant hereunder shall be increased by an amount equal to one-twelfth (1/12th) of such annual rent increase.

                         If  the  term  of  this  Lease  expires  and the Tenant
vacates the Premises, Tenant shall pay to Landlord the appropriate apportionment of the pro rata increases of any taxes and operating costs in the year in which this Lease expires.

                         Tenant  shall  pay,  during  the  term hereof, prior to
delinquency, all taxes assessed on trade fixtures, personal property or leasehold improvements installed by Tenant or in possession of Tenant in, upon or about the Premises, and assessed against the real property of which the Premises are a part. In the event any such taxes should be assessed against said real property, the amount of such taxes shall become a part of the rent due hereunder and shall be payable upon the first rent due date after demand for payment has been made.


USE                    6.     Tenant  shall  use  and occupy the Premises during
the term for general office purposes and for no other purpose without the prior written consent of Landlord. Tenant shall not use or permit the Premises or any part thereof to be use for any purpose or purposes other than the purpose or purposes for which the Premises are leased.

                         No  use  shall  be  made or permitted to be made of the
Premises or acts done which will increase the existing rate of insurance on the building or cause the cancellation of any insurance policy covering the building or any part thereof. If any act on the part of Tenant or use of the Premises by Tenant shall cause, directly or indirectly, any increase of Landlord's insurance, such additional expense shall be paid by Tenant to Landlord upon demand. Tenant shall not sell or permit to be kept, used or sold in or about the Premises, any article which may be prohibited by the standard form of fire insurance policies.

                         Tenant  shall  not commit or suffer to be committed any
waste upon the Premises or any Public or private nuisance or any other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the Premises are located. Tenant shall not use the Premises or permit the Premises to be used in whole or in part for any purpose or use that is deemed to be in violation of any of the laws, ordinances, regulations or rules of any public authority or organization at any time. A judgment of any court of competent jurisdiction or the admission by Tenant in any action or proceeding against Tenant that Tenant has violated any such laws, ordinances, regulations or rules in the use of the Premises shall be deemed to be a conclusive determination of that fact between Landlord and Tenant.

UTILITIES               7.     The  Landlord  agrees to supply, during the usual
Business Hours on Business Days (as hereinafter defined), reasonable amounts of water. "Business Hours on Business Days" is hereby defined as Monday - Friday 8 A.M. to 6:00 P.M. and Saturday 8:00 A.M. to 1:00 P.M., Holidays (including but not limited to : New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and any other day which may be designated as a holiday by the Federal Government and/or the State of California) excepted. Tenant agrees not to use any apparatus or device in or upon or about the leased Premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with the wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amount of such services without written consent of the Landlord. Landlord reserves the right to charge for such services which shall be payable as additional rental for any of them, should Tenant use the same to excess, and the refusal on the part of Tenant to pay, upon demand of Landlord, such excess charges shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights hereinafter granted for such breach. The Landlord agrees to supply reasonable janitorial services excluding Saturdays, New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, Presidents Day or any other holiday which may be so designated by any union having jurisdiction. If any part or portion of any of the services to be furnished herein shall misfunction or malfunction, be ruined or destroyed or become inoperative for any reason whatsoever during the term hereof, such misfunction, malfunction, ruination, destruction or inoperability shall not have any affect whatsoever upon the rights, duties and obligations of the parties hereunder, including but not limited to, the Landlord's right to receive the rent reserved under this Lease. The sole and only effect of such misfunction, malfunction, ruination, destruction or inoperability shall be to give rise to the duty on the part of the Landlord to repair the same within a reasonable period of time.

ASSIGNMENT               8.     Tenant  shall  not assign this Lease voluntarily
or by operation of law, or any right hereunder, nor sublet the Premises or any part thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

                         No consent to any assignment of this Lease, voluntarily
or by operation of law, or any subletting of the Premises, shall be deemed to be a consent to any subsequent assignment of this Lease voluntarily or by operation of law, or to any subletting of the Premises, except as to a specific instance covered thereby. Any such assignment of this Lease, voluntarily or by operation of law, or any subletting of the Premises, without obtaining the prior written consent of Landlord, shall be void and at the option of Landlord shall terminate this Lease.

CONDITIONS  OF  PREMISES
AND  REPAIRS               9.     Tenant  shall  be  deemed  to  have agreed, by
accepting occupancy, that the Premises are in good order, condition and repair, Tenant, at Tenant's expense, shall keep the Premises in good order, condition and repair, including all fixtures and equipment installed by Tenant. Tenant waives statutory right to make repairs at the expense of Landlord. In the event Tenant fails to maintain the Premises in good order and repair, Landlord shall give Tenant notice to make such repairs. In the event Tenant fails to do so, Landlord shall have the option to make such repairs at the expense of Tenant.
Landlord shall have no liability to Tenant for any damage, inconvenience or interference with use of the Premises by Tenant as result of the making of such repairs.

SECURITY  BOND          10.     Concurrent  with  the  execution  of this Lease,
Tenant  shall  deposit  with  Landlord  the  sum  of  Nine Thousand Five Hundred
                                                     ---------------------------
Fifty-Seven  and 00/100 ($ 9,557.00) which shall represent a bond on the part of
      -----------------   ---------
Tenant for the faithful performance of the provisions of this Lease to be carried out by it. In the event that all of the terms and obligations of this Lease have been fully executed by the Tenant during the existence of this Lease, or any extension or extensions thereof, then the Landlord shall return to the Tenant the said deposit within ten (10) days after the expiration of the term of this Lease, or any extensions thereof. In the event that this Lease is mutually canceled by the parties at any anytime hereafter, the said deposit shall be returned to the Tenant by the Landlord within ten (10) days after said cancellation.

                         If there are any material breaches of this Lease by the
Tenant which result in a default of this Lease by the Tenant, then the Landlord shall have the right to utilize said deposit, or any part thereof, for any damages or rents which may accrue or which may be payable to it by the Tenant and the Landlord shall have the right in that case to withhold the entire said deposit until there has been a judicial determination of its right for damages or for unpaid rent by virtue of the terms of this Lease.

                         The parties agree that the provisions of this Paragraph
(10) shall not operate as a limitation upon the amount of damage to which Landlord may be entitled by virtue of a breach of any of the provisions of this Lease by Tenant.

                         Landlord  shall  have the right to withhold monies from
the return of the Security Bond for accrued but unpaid taxes and operating cost increases (pursuant to paragraph 5 of the Lease) that will be payable after termination of the Lease.

AUTOMOBILE
PARKING               11.     Landlord  hereby  grants  to the Tenant, in common
with  other  tenants  and  businesses,  the  right  to     Twenty-Two
                                                           ----------
(     22)  automobile  parking spaces.  Landlord shall, at it's option, have the
 -------
right  to  designate  the  area(s)  in  which  Tenant  may  park.



NON-LIABILITY  OF
LANDLORD               12.     Except  in  a  case  of  Landlord's negligence or
willful misconduct, Landlord shall not be liable to Tenant, or to any other person or persons whomsoever, for any damages to the Premises or for or on account of any loss, damage, theft, or injury to any person or property in or about the Premises or the approaches or entrances thereto, or on the streets, sidewalks or corridors thereto, or parking areas, caused or occasioned by the Premises being out of repair, by defects in the building or the Premises or equipment contained therein, or by failure to keep the same in good order and repair by fire, gas, water, electricity, or by the breaking, overflowing or leaking of roofs, pipes or walls of the building, or by any acts or events whatsoever beyond the control of the Landlord, Landlord shall not be liable for the breach of any of the terms of this Lease occasioned by any act of God, war, the elements, strikes, lockouts, delays in transmission or by reason of other causes whether of like or different nature, beyond the control of Landlord, Landlord shall not be liable for any damages arising from any act of negligence of any other tenant in The Park.

ALTERATIONS
AND  LIENS               13.     Tenant  shall not make or permit to be made any
alterations, changes in and additions to the Premises without the prior written consent of Landlord. All alterations, changes and additions that may be required shall be done either by or under the direction of Landlord at the cost of Tenant, and shall become immediately the property of Landlord and shall remain upon and be surrendered with the Premises at the termination of the term of this Lease.

                         Tenant,  upon  termination  of  this  Lease  or  the
expiration of the term hereof or for any other reason, shall quit and surrender the Premises in good order, condition and repair, reasonable wear and tear and damages by fire, an act of God or the elements excepted. Upon the termination of this Lease or the expiration of the term or otherwise, Landlord shall have the option to require Tenant to remove from the Premises, at Tenant's expense, all improvements placed on the Premises by Tenant, with the Premises thereafter to be restored to its previous condition, at the expense of Tenant.

                         Tenant  shall  keep the Premises and building, of which
the Premises are a part, free and clear of any liens and shall indemnify, hold harmless and defend Landlord from any liens encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event any lien is filed, Tenant shall do all acts necessary to discharge any lien within ten (10) days of filing, or if Tenant desires to contest any lien then Tenant shall deposit with Landlord such security as Landlord shall demand to insure the payment of the lien claim. In the event Tenant shall fail to pay any lien claim when due or shall fail to deposit the security with Landlord, then Landlord, at its option, shall have the right to expend all sums necessary to discharge the lien claim, and Tenant shall pay as additional rental, when the next rental payment is due, all sums expended by Landlord in discharging any lien, including attorney's fees and costs.

RIGHTS OF LANDLORD 14. The Landlord reserves the following rights: (a) to change the name of the building without notice or liability to Tenant; (b) to designate all sources furnishing sign painting or lettering, janitorial services and toilet supplies used on the Premises, to decorate, remodel, repair or alter or otherwise prepare the Premises for reoccupancy; (c) constantly have pass keys to the Premises; (d) to grant to anyone the exclusive right to conduct any particular business or undertaking in the building in which the Premises are situated; (e) to enter the Premises with reasonable notice (except in emergencies) at any reasonable time for inspections, repairs, alterations or additions to the Premises or the building in which the Premises are situated, to exhibit the Premises to others, to affix and display, "For Lease" signs, and for any purpose whatsoever related to the safety, protection, preservation or improvement of the Premises, the said building, or the Landlord's interest, without being deemed guilty of an eviction or disturbance of Tenant's use and possession, and without being liable in any manner to the Tenant on account thereof; (f) at any time, and from time to time, whether at the instance of Landlord or pursuant to governmental requirements, at Landlord's expense, to make repairs, alterations, additions, improvements or decorating, whether structural or otherwise, in or to the building or any part thereof, including the Premises. Without limiting the generality of the foregoing rights, Landlord shall specifically have the right to remove, alter, improve or rebuild the lobby of the building as the same is presently or shall hereafter be constituted, or any part or parts thereof. Landlord shall not be liable to Tenant for any expense, injury, loss or damage resulting from any work so done in or about the Premises or the building, or any adjacent or nearby building, land, street or alley, all claims against the Landlord for any and all such liability being hereby expressly released by Tenant. In connection with making repairs, alterations, decorating, additions or improvements under the terms of this paragraph, Landlord shall not unreasonably interfere or disrupt Tenant's business but shall have the right to access through the Premises as well as the right to take into and upon and through said Premises or any other part of the building, all material that may be required to make such repairs, alterations, decorating, additions or improvements, as well as the right in the course of such work to close entrances, doors, corridors, or other building facilities or temporarily to abate the operations of such facilities, without being deemed or held guilty of an eviction of Tenant and without liability for damages to Tenant's property, business or person and without liability to Tenant by reason of interference with the business of Tenant or inconvenience or annoyance to the Tenant or the customers of the Tenant. The rent reserved herein shall in no ways abate while said repairs, alterations, decorating, additions or improvements are being made and Tenant shall not be entitled to maintain any set-off or counterclaim for damages of any kind against Landlord by reason thereof, all such claims being hereby expressly released by the Tenant. However, all such work shall be done in such manner as to cause Tenant the least inconvenience practicable. Landlord reserves and shall have the right to enter upon the Premises for the purpose of posting and maintaining such notices on the Premises as may be necessary to protect Landlord against mechanic's, materialmen's or other liens and any other notices that may be proper and necessary.

SIGNS                    15.     Tenant  shall  not place or permit to be placed
in, upon, about or outside the said Premises or any part of the building in which the Premises are located, any signs without the prior written consent of Landlord.

INDEMNIFICATION          16.     Excepting  Landlord's  negligence  or  willful
misconduct, Landlord shall be free of all liabilities and claims for damage by reason of any injury or death to any person or persons, including Tenant, or property of any kind whatsoever and to whomsoever belonging, including Tenant, from any cause or causes whatsoever, including acts or omissions of other tenants in the building, except any liability and claim caused solely by the acts of Landlord, its agents or servants, while in, upon or connected in any way with the Premises, during the term of this Lease or any extension or renewal thereof, or any occupancy hereunder, and Tenant hereby agrees to indemnify, save harmless and defend Landlord from all liability, damages, loss, costs and obligation, including court costs and counsel fees, on account of or arising out of or alleged to have arisen out of, directly or indirectly, any such injuries, death or losses, however occurring.

INSURANCE               17.     (a)     Tenant  shall  obtain  and keep in force
during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, uses, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than $1,000,000 per occurrence. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least $100,000. The limits of said insurance shall not, however, limit the liability of Tenant hereunder.

                         (b)     Tenant  shall  obtain  and keep in force during
the term of this Lease a policy or policies of insurance covering loss or damage to the Premises and property located thereon to the full extent of Tenant's insurable interest therein (including all improvements, alterations, office furniture, trade fixtures, office equipment, merchandise and all other property of Tenant as well as Tenant Furnished Improvements) in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) and sprinkler leakage.

                         (c)     Insurance  required  hereunder  shall  be  in
companies rated A- or better in "Best's Insurance Guide." Tenant shall deliver to the Landlord copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses naming Landlord as an additional insured. No such policy shall be cancelable or subject to reduction of coverage or other modification except after 10 days' prior written notice to Landlord. Tenant shall, within 10 days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable to Landlord upon demand. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies. If Tenant does or permits to be done anything which increases the cost of the insurance policies, then Tenant shall pay such additional cost upon Landlord's demand or reimburse Landlord for any additional premiums attributable to any act or omission or operation of Tenant causing such increase in the cost of insurance. If Tenant fails to procure and maintain said insurance policies required by this paragraph, then Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant.

ESTOPPEL
CERTIFICATE               18.     Tenant  shall execute, acknowledge and deliver
to Landlord at any time within ten (10) business days after request by Landlord, a statement in writing certifying, if such be the case, that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified), the Commencement Date of this Lease, the dates on which rent has been paid, and such other information as Landlord shall reasonably request. It is acknowledged by Tenant that any such statement is intended to be delivered by Landlord and relied upon by prospective purchasers, mortgagees, beneficiaries under deeds of trust or assignees thereof.

COMPLIANCE  WITH
LAWS AND RULES          19.     Tenant, at Tenant's sole cost, shall comply with
all laws, ordinances, orders and regulations of all governmental authorities with respect to the Premises and the use and occupation thereof by Tenant. A judgment of any court of competent jurisdiction or the admission by Tenant in any action or proceeding against Tenant that Tenant has violated any such laws, ordinances, orders or regulations, shall be deemed to be conclusive as to Landlord and Tenant.

DESTRUCTION          20.     In  the  event  of  damage  causing  a  partial
destruction of the Premises during the term of this Lease from any cause, and repairs can be made within ninety (90) days from the date of the damage under the applicable laws and regulations of governmental authorities, Landlord shall repair said damage promptly and within a reasonable time, but such partial destruction shall in nowise void this Lease, except that Tenant shall be entitled to a proportionate deduction of rent while such repairs are being made, such proportionate deductions to be based upon the extent to which the Office Area useable by Tenant bears to the Offices Area of the Premises.

                         If  such  repairs  cannot  be made in ninety (90) days,
Landlord may, at its option, make the same within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately rebated as provided in the previous paragraph. In the event that Landlord does not so elect to make such repairs which cannot be made within ninety (90) days, or such repairs cannot be made under such laws and regulations, this Lease may be terminated at the option of either party.

                         In  the  respect  to  any  partial  destruction  which
Landlord is obligated to repair or may elect to repair under the terms of this paragraph, the provisions of any statute or law permitting Tenant to terminate this Lease are waived by Tenant.

                         In  case  the  building(s)  be  so injured or destroyed
(although the Premises may not be effected) that the Landlord shall decide, within a reasonable time, not to rebuild or reconstruct the building(s), then this Lease shall terminate and the Tenant shall surrender the Premises.

CONDEMNATION          21.     If  the whole or any part of the Premises shall be
taken for public or quasi-public use by right of eminent domain, with or without litigation, or transferred by agreement in connection with such public or quasi-public use, this Lease as to the part so taken or condemned or transferred, shall terminate as of the date title shall vest in the condemnor and the rent payable hereunder shall be adjusted so that Tenant shall be required to pay, for the remainder of the term, only such portion of the rent as the Office Area, useable by Tenant, remaining after the taking or condemnation bears to the Office Area of the Premises as of the date title shall vest in the condemnor.

                         In  the  event  of  such  taking  or  condemnation  by
judgment, verdict or agreement, Landlord shall have the option to terminate this Lease as of said date, or if all of the Premises shall be so taken or condemned or such part thereof be so taken or condemned so that there does not remain a portion susceptible of occupation and use by Tenant hereunder, this Lease shall thereupon terminate.

                         All  compensation  awarded  upon  such  condemnation or
taking shall go to the Landlord and the Tenant shall have no claim thereto, and the Tenant hereby irrevocably assigns and transfers to the Landlord any right to compensation or damages which the Landlord may become entitled during the term hereof by reason of the condemnation of all or a part of the Premises.

INVOLUNTARY
TERMINATION               22.     This  Lease,  at the option of Landlord, shall
immediately cease and terminate upon the happening of any of the following event:

                         (a)     The  filing  of  a  petition for any proceeding
under  the  Bankruptcy  Act  or                                   any  amendment
thereto  by  Tenant  or  any  other  person  against  Tenant.

                         (b)     A  finding or judgment of insolvency of Tenant.

                         (c)     An  assignment  for the benefit of creditors by
Tenant.

                         (d)     The  levying  of  a  writ  of  execution on the
business  of  Tenant  or  on  the
assets  of  Tenant  located on the Premises, which is not discharged within five
(5)  days  after  the  date  of  said  levying.

                         (e)     The  appointment  of  a  receiver  to  take
possession of the Premises or the                              assets of Tenant.

DEFAULT               23.     If  Tenant  shall  fail to pay after five (5) days
written notice, any part of the rent provided for herein or any other sum required to be paid by Tenant at the times or in the manner required, or if Tenant should abandon, vacate or surrender the Premises or be dispossessed by any process of law, or if default shall occur in any of the other terms, covenants and conditions contained in this Lease, Landlord, in addition to all other rights or remedies provided for by law, shall have the right to re-enter immediately the Premises and remove all persons and property located thereon, and, at Landlord's option, to store said property in a public warehouse or elsewhere at the cost of and for the account of Tenant.

                         Upon  any  such re-entry, Landlord shall have the right
to make any reasonable repairs, alterations, or modifications to the Premises, which Landlord in its sole discretion deems reasonable and necessary. After any such entry, Landlord shall have the option to terminate this Lease, re-let the Premises at such rent and upon such conditions and for such a term, whether less than or greater than the unexpired portion of the term of this Lease, as Landlord deems reasonable and necessary. All sums received by Landlord from such re-letting shall be applied first to the payment of all costs incurred in said re-letting, including but not limited to reasonable brokerage and legal fees, second to the payment of the cost of any repairs, alterations or modifications to the Premises, third to the payment of any indebtedness of Tenant arising out of this Lease other than rent due and owing, fourth to the payment of any rent due and unpaid hereunder, and the balance, if any, shall be held by Landlord and applied in payment of future rent if such future rent may become due and payable. Should the amounts applied on rent during any month be less than the rent agreed to be paid during said month by Tenant, then Tenant shall pay the amount of such deficiency to Landlord. This deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as determined, the reasonable costs and expenses incurred by Landlord in making repairs, alterations or modifications to the Premises.

                         No  such  re-entry or taking possession of the Premises
by Landlord shall be construed as an election on Landlord's part to terminate this Lease, unless a written notice of Landlord's intention to terminate this Lease be delivered to Tenant. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter during the term of this Lease elect to terminate this Lease by virtue of such previous default by Tenant.

                         In  addition  to  any  other  remedy Landlord may have,
whether any re-letting has occurred or not, Landlord may elect to terminate this Lease and recover from Tenant any damages incurred by reason of such default, including the costs of recovering the Premises, as reasonable attorney's fees and the then excess, if any, of the rent due pursuant to the provisions of this Lease for the remainder of the term thereof over the then reasonable value of the Premises for the balance of the stated term, which amount shall become immediately due and payable by Tenant to Landlord.

ATTORNEY  FEE          24.     Tenant  agrees  that if Landlord is involuntarily
made a party defendant to any litigation concerning this Lease or The Park of which the leased Premises are a part by reason of any act or omission of Tenant and not because of any act or omission of Landlord, then Tenant shall hold harmless the Landlord from all liability by reason thereof, including reasonable attorney's fees incurred by Landlord in such litigation and all taxable court costs. If legal action shall be brought by either of the parties hereto for the unlawful detainer of the Premises, for the recovery of any rent due under the provisions of this Lease, or because of the breach of any term, covenant or provision hereof, the party prevailing in said action (Landlord or Tenant as the case may be) shall be entitled to recover from the party not prevailing costs of suit and a reasonable attorney's fee which shall be fixed by the Judge of the Court.

HOLDING OVER          25.     If Tenant remains in possession of the Premises or
any part thereof after the expiration of the term hereof, with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of the then prevailing rate, plus all other charges payable hereunder, and upon all the terms hereof. Tenant shall continue in possession until such tenancy is terminated by Landlord or Tenant upon thirty
(30)  days'  written  notice  by  either  party.

                         If  Tenant  remains  in  possession  without Landlord's
consent, after termination of the Lease, by lapse of time or otherwise, Tenant shall pay Landlord for each day of such retention one-fifteenth (1/15th) of the amount of the monthly rental for the last month prior to such termination and Tenant shall also pay all costs, expenses and damages sustained by Landlord by reason of such retention, including, without limitation, claims made by a succeeding tenant results from Tenant's failure to surrender the premises.

BUILDING  RULES          26.     Tenant  hereby  promises and agrees to keep and
perform each and all of the rules and regulations of The Park hereinafter set forth which are hereby referred to and made a part hereof. The Landlord shall have the right to amend said rules and to make other and different reasonable rules and regulations limiting, restricting and regulating the privileges of tenants in said building, and all such rules and regulations so made by Landlord, after notice thereof to Tenant, shall be binding upon Tenant and become conditions of the tenancy and covenants on the part of and to be performed by the Tenant.

REPRESENTATION          27.     Landlord  or  Landlord's  agents  have  made  no
representation or promises with respect to The Park, the Premises, or the land upon which the building(s) is situated, except as herein expressly set forth, and no rights easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

INJUNCTION               28.     In  the  event of a breach or threatened breach
by Tenant of any of the provisions of this Lease, Landlord shall have the right of injunction and the right to invoke any remedy allowed by law or in equity without regard to any other rights or remedies Landlord may have as provided in this Lease.

SELF-HELP               29.     If  Tenant  shall  default in the performance of
any covenant on its part to be performed by virtue of any provision in this Lease contained, Landlord, at its option, may perform the same for the account and at the expense of Tenant, without notice if any emergency exists, or on twenty (20) days written notice to Tenant, if no emergency exists, and all costs and expenses paid or incurred by Landlord incurring such default, together with interest thereon, shall be deemed additional rent hereunder and shall be due and payable by Tenant to Landlord upon demand. Tenant shall reimburse and compensate Landlord as additional rent within five (5) days after rendition of a statement by Landlord, for all damages and fines sustained or incurred by Landlord, due to nonconformance or noncompliance with or breach or failure to observe within the periods herein provided any provision of this Lease upon Tenant's part to be kept, observed, performed or complied with.

WAIVER               30.     No  covenant,  term  or  condition  or  the  breach
thereof shall be deemed waived, except by written consent of Landlord, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance of all or any portion of rent at any time shall not be deemed to be a waiver of any covenant, term or condition except as to the rent payment accepted.

RELOCATION  OF
PREMISES               CONDITIONS     31.1     For the purpose of maintaining an
economical and proper distribution of Tenants throughout the Building acceptable to Landlord, Landlord shall have the right from time to time during the term of this Lease to relocate the Premises in the Building on the following terms and conditions:

                    (a)     The  rented  and usable areas of the new location in
the  Building are of equal size                         to the existing location
subject to a variation of up to ten percent (10%) provided the amount of rent payable under this Lease is not increased;

                    (b)     If  the  then  prevailing  rental  rate  for the new
location is less than the amount                              being paid for the
existing location, the rent shall be reduced to equal the then prevailing rent for the new location;

                    (c)     Landlord  shall  pay  the  cost  of providing tenant
improvements  in  the  new  location                         comparable  to  the
tenant  improvements  in  the  existing  location;

                    (d)     Landlord  shall pay the expenses reasonably incurred
by  Tenant  in connection                              with such substitution of
Premises, including but not limited to costs of moving, door lettering, telephone relocation and reasonable quantities of new stationary.

                    NOTICE 31.2 Landlord shall deliver to Tenant written notice of Landlord's election to relocate the Premises, specifying the new location and the amount of rent payable therefore at least thirty (30) days prior to the date the relocation is to be effective. If the relocation of the Premises is not acceptable to Tenant, Tenant for a period of ten (10) days after receipt of Landlord's notice to relocate shall have the right (by delivering written notice to Landlord) to terminate this Lease effective thirty (30) days after delivery of written notice to Landlord.

NOTICE               32.     All  notices  or  demands  of  any kind required or
desired to be given by Landlord to Tenant hereunder shall be in writing and shall be delivered by United States mail, registered or certified, addressed to Tenant at the address of the Premises, or any such other place as Tenant may, from time to time, designate to Landlord by written notice, whether or not Tenant has departed therefrom, abandoned or vacated the Premises. Any notice or demand of any kind which Tenant may be required or desires to serve on Landlord shall be served by mailing a copy thereof, by registered or certified mail, addressed to Landlord at:

                            HUNTINGTON EXECUTIVE PARK
                              16168 Beach Boulevard
                                    Suite 200
                           Huntington Beach, CA  92647

or any such other place as Landlord may, from time to time, designate to Tenant by written notice.

SUBORDINATION          33.     This  Lease  shall be subject and subordinated at
all times to all ground or underlying leases which now exist or may hereafter be executed affecting the building(s) or the land upon which the building(s) is situated or both, and to the lien of any mortgage or deeds of trust in any amount or amounts whatsoever now or thereafter place on or against Landlord's interest or estate herein or on or against any ground or underlying lease without the necessity of having further instruments on the part of the Tenant to effectuate such subordination. However, if any mortgage, trustee or ground lessor shall elect to have this Lease, prior to the lien of its mortgage or deed of trust, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, trust deed or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

                         The  subordination  of  this  Lease  to any such ground
lease,  mortgage  or  deed  of  trust  shall  be  subject  to  the  following:

a) In the event of the termination of any ground lease or the sale of The Park of which the Premises are a part (pursuant to foreclosure or the exercise of a power of sale under any such mortgage, deed of trust or other security instrument), Tenant shall attorn to the ground lessor or the purchaser as the case may be, and recognize such person as the Landlord under this Lease.

(b) Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default at the time of any termination described in (a) above and so long as Tenant shall thereafter pay the rent and observe and perform all of the provisions of this Lease to be observed and performed by Tenant unless this Lease is otherwise terminated pursuant to its terms.

                         If  in connection with obtaining financing for The Park
at a bank, insurance, pension trust, real estate investment trust or other recognized institutional lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely effect the leasehold interest hereby created.

LATE  CHARGES          34.     Tenant  hereby  acknowledges that late payment by
Tenant to Landlord of rent and other sums due hereunder, or any payment due for miscellaneous items or services provided by Landlord at Tenant's request and expense, after five (5) days written notice of nonpayment, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, in the event that Tenant shall fail to pay to Landlord within ten
(10) days of the date when due, any payment owing to Landlord pursuant to the terms of this Lease (including items or services requested by the Tenant), said late payment shall bear interest at the rate of ten percent (10%) per annum from the date due and payable until the same shall have been fully paid and, in addition:

                    34.1 Service Charge. For each such late payment, Tenant shall pay to Landlord a service charge in the amount of Five Percent (5%) of the amount due and owing from Tenant; and

                    34.2 Landlord's Option. Following each second consecutive late payment of rent, Landlord shall have the option (a) to require that, beginning with the first payment of rent due following the date such late payment was due, rent shall no longer be paid in monthly installments but shall be payable three (3) months in advance; or (b) to require that Tenant increase the amount of the security deposit required under Paragraph 10 by one hundred percent (100%), which additional security deposit shall be retained by Landlord, and may be applied by Landlord, in the manner provided in said Paragraph 10.

MISCELLANEOUS          35.
                    (a) The captions of the paragraphs contained in this Lease are for convenience only and shall not be deemed, in resolving any question of interpretation or construction of any paragraph of this Lease, to be relevant.

                    (b) The words "Landlord" and "Tenant" as used herein, include, apply to, and bind and benefit the heirs, executors, administrators, assigns and successors of the Landlord and Tenant, subject to the aforementioned restrictions on assignment of this Lease on the part of Tenant.

                    (c) All of the terms, covenants and conditions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors and administrators, successors and assigns, except that nothing in this provision shall be deemed to permit any assignment, subletting or use of the Premises other than as provided for herein.

                    (d) This Lease shall be governed and interpreted solely by the laws of the State of California then in force. Both number, singular or plural, as used in this Lease shall include all numbers and each gender shall be deemed to include all genders.

                    (e) It is expressly understood between the parties hereto that nothing in the way of verbal understanding or agreement, either prior to the date hereof or subsequent thereto, in reference to the lease of the Premises, shall, in any manner, affect this Lease or be deemed a modification of it or a change in its terms. No change or modification or new lease shall have any effect unless reduced to writing and signed by the parties hereto.

                    (f) Time is of the essence of this Lease and of each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants and conditions contained in this Lease to be performed by Tenant, if Tenant shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights remedies granted to Landlord by law shall be cumulative and non-exclusive of any other remedy.

(g) Any checks returned by the bank marked "Non Sufficient Funds" are subject to the greater of $30.00 or the fee charged by Landlord's bank.




TENANT:                              LANDLORD:

CHICAGO  PIZZA  &  BREWERY,  INC.,               HUNTINGTON  EXECUTIVE  PARK,
a  California  Corporation                         a  California  Limited
Partnership

                                   BY:     HUNTINGTON  CAPITAL  CORP.,
                                        a  California  Corporation
BY:                                        General  Partner
     Ernest  T.  Klinger,  President
                                   BY:
     Everett  J.  Dodge,  President

DATE:                                   DATE:

                                     ------

                                   EXHIBIT "A"
                                   -----------

                              LOCATION OF PREMISES
                              --------------------

                                   FLOOR PLAN
                                   ----------

                          16162 Beach Blvd., Suite 100


                     Insert mutually acceptable space plan.

































































                                   EXHIBIT "B"

                                   EXHIBIT "C"
                                   -----------

                      MEMORANDUM OF LEASE COMMENCEMENT DATE
                      -------------------------------------


          This  memorandum  is  executed  on  October  26,  2000, by and between
                                                              --
HUNTINGTON EXECUTIVE PARK, A CALIFORNIA LIMITED PARTNERSHIP ("Landlord") and CHICAGO PIZZA & BREWERY, INC., A CALIFORNIA CORPORATION ("Tenant") with respect to that certain Lease between Landlord and Tenant dated as of August 22, 2000
                                                                              --
(the  "Lease").

          With respect to the Premises defined as 16162 Beach Blvd., Suite 100, Huntington Beach, California, the term of the Lease, defined in Paragraph 2 of the Lease, shall commence on October 15, 2000 and expire on October 14, 2005.
                                              --                             --


LANDLORD:

HUNTINGTON  EXECUTIVE  PARK,
a  California  Limited  Partnership

By:     HUNTINGTON  CAPITAL  CORPORATION,                    NOTE:     THIS
                                                             ----
EXHIBIT  "C"  TO  BE  EXECUTED
               a  California  Corporation                         UPON
COMMENCEMENT  OF  THE
                              LEASE.


By:
            Everett  J.  Dodge,  President

Dated:


TENANT:

CHICAGO  PIZZA  &  BREWERY,  INC.,
a  California  Corporation




By:
           Ernest T. Klinger, President

Dated:

                                     ------
                                   EXHIBIT "C"
                                   -----------


                             (Intentionally Omitted)

                                     ------
                                   EXHIBIT "D"
                                   -----------

                RULES AND REGULATIONS OF THE BUILDING REFERRED TO
                -------------------------------------------------
                  HEREIN WHICH CONSTITUTE A PART OF THIS LEASE
                  --------------------------------------------


1. The Tenant and the Tenant's employees, shall not loiter in the entrance or corridors, or in any way obstruct the sidewalks, entry passages, halls, stairways and elevators, and shall use the same only as passage ways and means of passage to and from their respective offices.

2. The sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the halls or other places of the building shall not be covered or obstructed. The water closets and urinals shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers or other substances of any kind shall be thrown into them. Excepting normal office decorating, the Tenant shall not mark, drive nails, screw or drill into, paint, or in any way deface the walls, ceilings, partitions, floors, wood, stone or iron work, except with the written consent of the Landlord. The expense of any breakage, stoppage or damage resulting from a violation of this rule shall be borne by the Tenant who has caused such breakage, stoppage or damage.

3. Tenant shall not do anything in the Premises or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance or which shall conflict with the regulations of Fire Department or the fire laws or with any insurance policy on the building or any part thereof, or with any rules or ordinances established by the Board of Health, and he shall not use any machinery therein, even though its installation may have been permitted, which may cause any noise or jar, or tremor to the floors or walls, or which by its weight might injure the floors of the building.

4. No awning, shade, sign, advertisement, or notice shall be inscribed, painted or affixed on or to any part of the outside or inside of the building except by the written consent of the Landlord and except it be of such color, size and style and in such place upon or in the building as may be designated by the Landlord. If the Tenant desires window curtains in addition to those already in and owned by Landlord, they must be of such uniform shape, color, material and make as may be prescribed by the Landlord and must be put up in the manner as directed by the Landlord and paid for by the Tenant.

5. Electric wiring of every kind shall be introduced and connected by the Landlord, and no boring or cutting for wires shall be allowed except with the consent of the Landlord. The location of telephone and telegraph instruments shall be designated by the Landlord.

6. The Landlord shall prescribe the weight, size and position of all safes used in the building and such safes shall in all cases stand on wood or metal of such size as shall be designated by the Landlord. All damage done to the building by putting in, taking out, or maintaining a safe shall be repaired at the expense of the Tenant.

7. The Tenant and the Tenant's officers, agents and employers, shall not make nor permit any improper noises in the building, nor interfere in any way with other tenants or those having business with them, nor bring into nor keep within the building any animal, bird or bicycle. The Tenant and the Tenant's officers, agents and employers shall not throw cigar or cigarette butts or other substances of any kind out of the windows or doors, or down the passageways or skylights of the building, or sit in, or place anything upon the windowsills or outside ledges.

8. The Tenant shall not conduct any auction on said Premises and shall not store goods, ware or merchandise on the Premises. Articles of unusual size and weight are not permitted in the building.

9. All freight, furniture and fixtures must be moved into, within and out of the building under the supervision of the Landlord, and according to such regulations as may be posted in the office of the building, but the Landlord will not be responsible for loss or damage to such freight from any cause.

10. No machinery of any kind will be allowed in the building without the written consent of the Landlord.

11. The requirements of the Tenant will be attended to only upon application at the office of the building. Landlord's employees shall not perform any work or do anything outside of their regular duties unless under special instruction from the office and no such employee shall admit any person (Tenant or otherwise) to any office without specific instructions from the office of the building.

12. All keys to offices, rooms and toilet rooms shall be obtained from Landlord's Building Management office and Tenant shall not from any other source duplicate, obtain keys or have keys made. The Tenant, upon termination of the tenancy, shall deliver to the Landlord the keys of the offices, rooms and toilet rooms which shall have been furnished or shall pay the Landlord the cost of replacing same or of changing the lock or locks operated by such lost key if Landlord deems it necessary to make such change.

13. It is understood and agreed between the Landlord and the Tenant that the sliding glass doors are for the purpose of ingress and egress between the offices and the balconies. The Tenant shall not allow said doors to remain open and thus add extra expense to operating the heating, ventilating and air conditioning systems, or allow rain to enter.

14. The balconies shall remain free of all objects except as previously approved by the Landlord.

15. Tenant shall, at all times, be required to use protective shields under all desk chairs. Landlord will, at Landlord's expense, provide initial protective shields for Tenant at the time Tenant first occupies the Premises. Tenant shall provide, at Tenant's expense, any subsequent protective shields that may be needed.

16. The directory of the Building will be provided exclusively for the display of the name and location of Tenant only and the Landlord reserves the right to exclude any other names therefrom.

17. Landlord shall furnish heating and air conditioning during the hours of 8:00 a.m. to 6:00 p.m. Monday through Friday, and 8:00 a.m. to 1:00 p.m. on Saturday, Sundays and holidays (as defined in paragraph 7 of the Lease)excepted. In the event Tenant requires heating and air conditioning during off hours, Sundays or holidays, Landlord shall on notice provide such services at the then prevailing rate for such extra services.

     G  U  A  R  A  N  T  Y

          In consideration of the execution of the within Lease by the Landlord, the undersigned does hereby guaranty to the Landlord, its successors and assigns, the performance by the Tenant of all the terms, covenants and conditions of the within Lease on the part of the Tenant to be kept and performed, including the payment of rent. No waiver, alteration or extension between Landlord and the Tenant shall in anywise affect this guaranty.

          This guaranty shall continue during the entire term of said Lease and until the surrender of the Premises to the Landlord in the manner provided. If any action be brought on this Guaranty by Landlord, the undersigned agrees to pay reasonable attorney's fees to Landlord.




Witness  to  Signature  of  Guarantor                                  Guarantor